                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE



In re:                                                      Case No.: 396-06840
                                                                      ---------
       Comptronix Corporation
       ------------------------------------------------
                                                            Judge:    Lundin
       ------------------------------------------------               ---------

                                                            Chapter 11

Debtor(s)


  MONTHLY OPERATING REPORT FOR MONTH ENDING           4/30/97
                                                --------------------------

          COMES NOW,           COMPTRONIX CORPORATION

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the
period commencing      1-Apr-97      and ending     30-Apr-97        as shown

by the report and exhibits consisting of       13         pages and containing
                                         ----------------
the following, as indicated:


               X      Monthly Reporting Questionnaire (Attachment 1)
          ------------

               X      Comparative Balance Sheets (Forms OPR-1 & OPR-2)
          ------------

               X      Summary of Accounts Receivable (Form OPR-3)
          ------------

               X      Schedule of Postpetition Liabilities (Form OPR-4)
          ------------

               X      Statement of Income (Loss) (Form OPR-5)
          ------------



        I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


Date:      6/17/97                 DEBTOR-IN-POSSESSION
     -------------------------

                                   By: /s/ E. Townes Duncan
                                      ----------------------------------------

                                   Name & Title: E. Townes Duncan, CEO
                                                 -----------------------------

                                   Address: 5123 Virginia Way, C-22
                                           -----------------------------------

                                            Brentwood, TN 37027
                                   -------------------------------------------

                                   Telephone Number:  (615)  377-3300
                                                     -------------------------

                                                                   ATTACHMENT 1
                                                                         PAGE 1


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:         Comptronix Corporation
                   ---------------------------------------

CASE NUMBER:       396-06840
                   ---------------------------------------

MONTH OF:          April 1997
                   ---------------------------------------


1.    Payroll      State the amount of all executive wages paid and taxes
                   withheld and paid.

      Name and Title                                    Wages Paid                          Taxes
      of Executive                             --------------------------------   -------------------------
                                               Gross             Net             Due            Paid
      -------------                           ----------------  --------------   -------------  -----------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      Total Executive Payroll:                           -                -             -             -
                             ------------------------------------------------------------------------------



2.    Insurance    Are all premium payments current?    yes    Please detail

      coverages in effect below. If any coverages have been changed or renewed, please attach binder or certicate.

                                                                                                                  Date
                                 Name of         Coverage                         Expiration      Premium       Coverage
          Type                   Carrier          Amount          Policy #           Date         Amounts       Pd. Thru
          ----               ---------------------------------  --------------   -------------  -------------  -----------
      Casualty
                             ---------------------------------------------------------------------------------------------

      Workers' comp
                             ---------------------------------------------------------------------------------------------

      General liab.
                             ---------------------------------------------------------------------------------------------

      Vehicle
                             ---------------------------------------------------------------------------------------------

      Other (specify):

      D&O                    St. Paul Surplus  $    3,000,000    SD05500726         7/1/97       $   128,400       7/1/97
      --------------------------------------------------------------------------------------------------------------------
      Excess D&O             Tamarack Amer     $    2,000,000    TDX9823938         7/1/97       $    64,200       7/1/97
      --------------------------------------------------------------------------------------------------------------------
      Excess Workers' Comp   Midwest Employ    $    2,000,000    4400-SA-AL         7/1/98       $    41,920       7/1/97
      --------------------------------------------------------------------------------------------------------------------

                                                                   ATTACHMENT 1
                                                                         PAGE 2


                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:          Comptronix Corporation
                    --------------------------------------------------------

CASE NUMBER:        396-06840
                    --------------------------------------------------------

MONTH OF:           April 1997
                    --------------------------------------------------------


3.    Bank Accounts                                                       Account Type
      -------------                       ------------------------------------------------------------------------------
                                           Operating      Int Bearing       Payroll          Other            Total
                                          -------------  --------------   ------------    -------------   --------------
                                                                                             Lockbox
      Bank name                           Amsouth           Amsouth         Amsouth        NationsBank
                                          -------------  --------------   ------------    -------------
      Account #                           2,791,862        5300426253        2791870       102321446
                                          -------------  --------------   ------------    -------------

      Beginning book balance              148,014           4,146,670             -              -            4,294,684
                                          -------------  --------------   ------------    -------------   --------------

      Plus:  Deposits                     37,154               16,792             -              -               53,946
                                          -------------  --------------   ------------    -------------   --------------
         (Attach detailed listing)

      Less:  Disbursements                15,547                  -               -              -               15,547
                                          -------------  --------------   ------------    -------------   --------------
         (Attach detailed listing)

      Other:
         Transfers In (Out)               -                       -                -              -                -
                                          -------------  --------------   ------------    -------------   --------------

      Ending book balance                 169,621           4,163,462                            -            4,333,083
                                          -------------  --------------   ------------    -------------   --------------



4.    Postpetition Payments               List any postpetition payments to
      professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary).


      Payments To/On                                         Amount           Date          Check #        Order Date
      -------------------------------------------------  ---------------  -------------   -------------   --------------

      Professionals (attorneys,
         accountants, etc.):
      -------------------------------------------------  ---------------  -------------   -------------   --------------

      -------------------------------------------------  ---------------  -------------   -------------   --------------

      -------------------------------------------------  ---------------  -------------   -------------   --------------

      -------------------------------------------------  ---------------  -------------   -------------   --------------

      -------------------------------------------------  ---------------  -------------   -------------   --------------

      -------------------------------------------------  ---------------  -------------   -------------   --------------

      Prepetition debts:       (Payment to secured creditor)


      -------------------------------------------------  ---------------  -------------   -------------   --------------


      -------------------------------------------------  ---------------  -------------   -------------   --------------


      -------------------------------------------------  ---------------  -------------   -------------   --------------

                                                                   ATTACHMENT 1
                                                                         PAGE 3




                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:         Comptronix Corporation
                   --------------------------------------------------------

CASE NUMBER:       396-06840
                   --------------------------------------------------------

MONTH OF:          April 1997
                   --------------------------------------------------------


BANK NAME:         Amsouth Operating                      ACCOUNT #: 2791862
                   ---------------------------------------------------------


Detail of Receipts:


   Date                         Received from                               Explanation                      Amount
------------       -----------------------------------------  ----------------------------------------  -----------------
  4/24/97          U.S. TREASURY                              DUTY REFUND                                     4,801.56
------------       -----------------------------------------  ----------------------------------------  -----------------

  4/24/97  D&B     ACCOUNT COLECTIONS                         2,040.00                                       20,040.00
------------       -----------------------------------------  ----------------------------------------  -----------------

  4/24/97          COLORADO COMP INS                          W/C REFUND                                      1,751.00
------------       -----------------------------------------  ----------------------------------------  -----------------

  4/24/97          UPS                                        FREIGHT REFUND                                  3,920.00
------------       -----------------------------------------  ----------------------------------------  -----------------

  4/24/97          MARSH MCCLENNAN                            P&C INSURANCE REFUNDS                          24,641.61
------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------


------------       -----------------------------------------  ----------------------------------------  -----------------E
                                                              *  Must agree to "Deposits" line of
Total Receipts                  37,154.17       *             Item 3 on Attachment 1 (Page 2).
                   -----------------------------

                                                                   ATTACHMENT 1
                                                                         PAGE 3


                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:         Comptronix Corporation
                   --------------------------------------------------------

CASE NUMBER:       396-06840
                   --------------------------------------------------------

MONTH OF:          April 1997
                   --------------------------------------------------------


BANK NAME:         AmSouth Interest Bearing Account                      ACCOUNT #:      5300426253
                   ------------------------------------------------------                --------------------------------
Detail of Receipts:

   Date                         Received from                              Explanation                       Amount
------------       ----------------------------------------   --------------------------------------   ------------------
4/15/97            AMSOUTH                                    INTEREST EARNED                          16,792.00
------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------


------------       ----------------------------------------   --------------------------------------   ------------------

                                                              *  Must agree to "Deposits" line of
Total Receipts                  16,792.00       *             Item 3 on Attachment 1 (Page 2).
                   -----------------------------

                                                                   ATTACHMENT 1
                                                                         PAGE 4



                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:          Comptronix Corporation
                    -----------------------------------------------------

CASE NUMBER:        396-06840
                    -----------------------------------------------------

MONTH OF:           April 1997
                    -----------------------------------------------------


BANK NAME:          Amsouth Operating                                      ACCOUNT #:                    2791862
                    -------------------------------------------------------                  ---------------------------

Detail of Disbursements:

    Date                Check #                              Paid To/In Payment Of                            Amount
-------------       ----------------   ------------------------------------------------------------------   ------------

                    See attached listing
-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------


-------------       ----------------   ------------------------------------------------------------------   ------------

                                                                           *  Must agree to "Disbursements" line
Total Disburesements                              15,547.01 *              of Item 3 on Attachment 1  (Page 2).
                                    -----------------------

                                                  Cash
   3/5/97                                                                                                148,014.27
   3/5/97   4168   Professional Reprographics                                 941.96   X                 147,072.31
   4/4/97   4172   Kristi Hester                                            2,560.00   X                 144,512.31
   4/18/97  4173   Kristi Hester                                            1,000.00   X                 143,512.31
   4/18/97  4174   Cellular One                                                91.69   X                 143,420.62
   4/18/97  4175   Howard Arledge                                           1,950.00   X                 141,470.62
   4/24/97  4176   Kristi Hester                                              500.00   X                 140,970.62
   4/24/97         Deposit                                                                 37,154.17     178,124.79
   4/30/97  4177   Howard Arledge                                           8,503.36   X                 169,621.43


                                                                           15,547.01       37,154.17

                                                                   ATTACHMENT 1
                                                                         PAGE 4



                                  CHAPTER 11
                           MONTHLY OPERATING REPORT
                       MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:         Comptronix Corporation
                   --------------------------------------------------------

CASE NUMBER:       396-06840
                   --------------------------------------------------------

MONTH OF:          April 1997
                   --------------------------------------------------------


BANK NAME:         AmSouth Interest Bearing Account                    ACCOUNT #:                  5300426253
                   ----------------------------------------------------                 ---------------------------------

Detail of Disbursements:

    Date              Check #                            Paid To/In Payment Of                               Amount
-------------      ---------------   ---------------------------------------------------------------   ------------------

-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------


-------------      ---------------   ---------------------------------------------------------------   ------------------

                                                                       *  Must agree to "Disbursements" line
Total Disburesements                                    *              of Item 3 on Attachment 1  (Page 2).
                                  ----------------------

CASE NAME:      Comptronix Corporation           COMPARATIVE BALANCE SHEETS
                ------------------------

CASE NUMBER:   396-06840                         MONTH ENDED:    4/30/97
               -------------------------                       -----------

                                                     FILING
                                                      DATE         MONTH         MONTH        MONTH        MONTH        MONTH
                                                     8/8/96       9/29/96      10/27/96     11/24/96     12/31/96      2/2/97
                                                  ------------  ------------  -----------  -----------  -----------  -----------
ASSETS
--------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    Cash                                                  -          910,343    1,067,914    5,352,153    4,310,109    4,225,864
                                                  ------------  ------------  -----------  -----------  -----------  -----------

    Other negotiable instruments (i.e.
        CD's, Treasury bills, etc.)                       -               -             -            -           -
                                                  ------------  ------------  -----------  -----------  -----------  -----------

    Accounts receivable, net (See OPR-3)             6,178,018     6,960,493    6,641,386      539,349      504,605      504,605
                                                  ------------  ------------  -----------  -----------  -----------  -----------

        Less allowance for doubtful accounts          (267,662)     (120,331)    (124,331)          -
                                                  ------------  ------------  -----------  -----------  -----------  -----------

    Inventory, at lower of cost or market           14,077,309     9,802,242    4,085,577           -
                                                  ------------  ------------  -----------  -----------  -----------  -----------

    Prepaid expenses and deposits                    1,706,757     1,220,618    1,191,303      623,174      621,174      621,174
                                                  ------------  ------------  -----------  -----------  -----------  -----------

    Investments                                          3,024         3,024        3,024        3,024        3,024        3,024
                                                  ------------  ------------  -----------  -----------  -----------  -----------

    Other:     OTHER RECEIVABLE                        200,450       755,260      728,748      468,870      464,247      464,247
               -------------------------          ------------  ------------  -----------  -----------  -----------  -----------

        TOTAL CURRENT ASSETS                        21,897,895    19,531,649   13,593,621    6,986,570    5,903,159    5,818,914
                                                  ------------  ------------  -----------  -----------  -----------  -----------

PROPERTY, PLANT AND EQUIPMENT, AT COST              40,764,692    40,784,390   34,810,623            -
                                                  ------------  ------------  -----------  -----------  -----------  -----------

    Less accumulated depreciation                   27,101,242    27,712,523   28,012,084            -
                                                  ------------  ------------  -----------  -----------  -----------  -----------

        NET PROPERTY, PLANT AND EQUIPMENT           13,663,449    13,071,867    6,798,539            -
                                                  ------------  ------------  -----------  -----------  -----------  -----------

OTHER ASSETS

    DEFERRED FINANCING COSTS            *            1,017,907       972,157            -            -
    ------------------------------------          ------------  ------------  -----------  -----------  -----------  -----------

    ASSETS HELD FOR SALE                *               38,227        38,227            -            -
    ------------------------------------          ------------  ------------  -----------  -----------  -----------  -----------


        TOTAL ASSETS                                36,617,479    33,613,900   20,392,160    6,986,570    5,903,159    5,818,914
                                                  ------------  ------------  -----------  -----------  -----------  -----------




                                                       MONTH          MONTH          MONTH
                                                      2/28/97         3/30/97       4/30/97
                                                      -------         -------       -------

ASSETS
---------------------------------------------------------------------------------------------
CURRENT ASSETS
    Cash                                                4,258,693     4,294,683     4,333,083
                                                      -----------  ------------  ------------
    Other negotiable instruments (i.e.
        CD's, Treasury bills, etc.)
                                                      -----------  ------------  ------------

    Accounts receivable, net (See OPR-3)                  504,605       504,605       504,605
                                                      -----------  ------------  ------------

        Less allowance for doubtful accounts
                                                      -----------  ------------  ------------

    Inventory, at lower of cost or market
                                                      -----------  ------------  ------------

    Prepaid expenses and deposits                         597,776       597,776       364,728
                                                      -----------  ------------  ------------

    Investments                                             3,024         3,024         3,024
                                                      -----------  ------------  ------------

    Other:     OTHER RECEIVABLE                           464,247       464,247       464,247
               -------------------------              -----------  ------------  ------------

        TOTAL CURRENT ASSETS                            5,828,345     5,864,335     5,669,687
                                                      -----------  ------------  ------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
                                                      -----------  ------------  ------------

    Less accumulated depreciation
                                                      -----------  ------------  ------------

        NET PROPERTY, PLANT AND EQUIPMENT
                                                      -----------  ------------  ------------

OTHER ASSETS

    DEFERRED FINANCING COSTS            *
    ------------------------------------              -----------  ------------  ------------

    ASSETS HELD FOR SALE                *
    ------------------------------------              -----------  ------------  ------------


        TOTAL ASSETS                                    5,828,345     5,864,335     5,669,687
                                                      -----------  ------------  ------------



* Itemize on separate page if value of "Other Assets" exceeds 10% of "Total Assets".

CASE NAME:   Comptronix Corporation              COMPARATIVE BALANCE SHEETS
             ---------------------
CASE NUMBER:   396-06840                         MONTH ENDED:   4/30/97
               -------------------                           -------------



                                               FILING
                                                DATE          MONTH         MONTH          MONTH
                                               8/8/96        9/29/96       10/27/96      11/24/96
                                            -------------  ------------  -------------  ------------
LIABILITIES

    POST PETITION LIABILITIES (See OPR-4)                     1,280,695      1,965,257      1,435,848

    Miscellaneous Accruals                       470,411           --             --             --

    PRE PETITION LIABILITIES
        Priority debt
                                             -----------    -----------    -----------    -----------

        Secured debt                          14,312,340     12,574,884     12,220,823           --
                                             -----------    -----------    -----------    -----------

        Unsecured debt                        41,103,974     41,878,875     41,380,756     39,953,764
                                             -----------    -----------    -----------    -----------

            TOTAL PRE PETITION LIABILITIES    55,416,314     54,453,759     53,601,578     39,953,764
                                             -----------    -----------    -----------    -----------


               TOTAL LIABILITIES              55,886,725     55,734,454     55,566,835     41,389,613
                                             -----------    -----------    -----------    -----------


SHAREHOLDERS' EQUITY (DEFICIT)

    PREFERRED STOCK                           19,964,001     20,013,911     20,013,911     14,101,603
                                             -----------    -----------    -----------    -----------

    COMMON STOCK                                 132,984        132,984        132,984        140,374
                                             -----------    -----------    -----------    -----------

    PAID-IN CAPITAL                           29,784,050     29,793,880     29,798,794     35,703,712
                                             -----------    -----------    -----------    -----------

    RETAINED EARNINGS
        Through filing date                  (69,150,281)   (69,150,281)   (69,150,281)   (69,150,281)
                                             -----------    -----------    -----------    -----------

        Post filing date                      (2,911,048)   (15,970,083)   (15,198,452)   (15,458,427)
                                             -----------    -----------    -----------    -----------


            TOTAL SHAREHOLDERS' EQUITY       (19,269,246)   (22,120,554)   (35,174,675)   (34,403,043)
                                             -----------    -----------    -----------    -----------


            TOTAL LIABILITIES AND
               SHAREHOLDERS' EQUITY           36,617,479     33,613,900     20,392,160      6,986,570
                                             -----------    -----------    -----------    -----------



                                                MONTH          MONTH         MONTH           MONTH          MONTH
                                              12/31/96        2/2/97         3/2/97         3/30/97        4/30/97
                                             -----------    -----------    -----------    -----------    -----------
LIABILITIES

    POST PETITION LIABILITIES (See OPR-4)        512,478        590,909        590,909        590,909        590,909
                                             -----------    -----------    -----------    -----------    -----------

    Miscellaneous Accruals
                                             -----------    -----------    -----------    -----------    -----------

    PRE PETITION LIABILITIES
        Priority debt

        Secured debt

        Unsecured debt                        40,053,699     39,953,257     39,953,257     39,953,257     39,953,257
                                             -----------    -----------    -----------    -----------    -----------

            TOTAL PRE PETITION LIABILITIES    40,053,699     39,953,257     39,953,257     39,953,257     39,953,257
                                             -----------    -----------    -----------    -----------    -----------


               TOTAL LIABILITIES              40,566,177     40,544,166     40,544,166     40,544,166     40,544,166
                                             -----------    -----------    -----------    -----------    -----------


SHAREHOLDERS' EQUITY (DEFICIT)

    PREFERRED STOCK                           14,101,603     14,101,603     14,101,603     14,101,603     14,101,603
                                             -----------    -----------    -----------    -----------    -----------

    COMMON STOCK                                 140,374        140,374        140,374        140,374        140,374
                                             -----------    -----------    -----------    -----------    -----------

    PAID-IN CAPITAL                           35,703,712     35,703,712     35,703,712     35,703,712     35,703,712
                                             -----------    -----------    -----------    -----------    -----------

    RETAINED EARNINGS
        Through filing date                  (69,150,281)   (69,150,281)   (69,150,281)   (69,150,281)   (69,150,281)
                                             -----------    -----------    -----------    -----------    -----------

        Post filing date                     (15,458,427)   (15,520,660)   (15,511,229)   (15,475,239)   (15,669,887)
                                             -----------    -----------    -----------    -----------    -----------


            TOTAL SHAREHOLDERS' EQUITY       (34,663,018)   (34,725,252)   (34,715,821)   (34,679,831)   (34,874,479)
                                             -----------    -----------    -----------    -----------    -----------


            TOTAL LIABILITIES AND
               SHAREHOLDERS' EQUITY            5,903,159      5,818,914      5,828,345      5,864,335      5,669,687
                                             -----------    -----------    -----------    -----------    -----------

CASE NAME:    Comptronix Corporation              SUMMARY OF ACCOUNTS RECEIVABLE
              ---------------------------

CASE NUMBER:       396-06840                    MONTH ENDED:     4/30/97
                   ----------------------                  -------------------



                                                                         0-30           31-60         61-90           OVER
                                                   TOTAL                 DAYS           DAYS           DAYS         90 DAYS
                                               --------------        -------------  -------------  ------------   ------------
DATE OF FILING:           8/8/96                    6,178,018            3,112,009      2,245,054       525,722        295,234
                   ----------------------      --------------        -------------  -------------  ------------   ------------

     Allowance for doubtful accounts                 (267,662)                                                        (267,662)
                                               --------------        -------------  -------------  ------------   ------------


MONTH:        August - Ending 8/25/96               6,759,103            3,659,066      1,892,451       929,043        278,543
              ---------------------------      --------------        -------------  -------------  ------------   ------------

     Allowance for doubtful accounts                 (271,662)                                                        (271,662)
                                               --------------        -------------  -------------  ------------   ------------


MONTH:        September - Ending 9/29/96            6,960,493            3,688,742      1,961,765     1,012,861        297,126
              ---------------------------      --------------        -------------  -------------  ------------   ------------

     Allowance for doubtful accounts                 (120,331)                                                        (120,331)
                                               --------------        -------------  -------------  ------------   ------------


MONTH:        October - Ending 10/27/96             6,641,386            3,558,288      1,858,472    1,088,644         135,982
              ---------------------------      --------------        -------------  -------------  ------------   ------------

     Allowance for doubtful accounts                 (124,331)                                                        (124,331)
                                               --------------        -------------  -------------  ------------   ------------


MONTH:        November - Ending 11/24/96              539,349               34,744                                     504,605
              ---------------------------      --------------        -------------  -------------  ------------   ------------

     Allowance for doubtful accounts                        -
                                               --------------        -------------  -------------  ------------   ------------


MONTH:        December - Ending 12/31/96              504,605                                                          504,605
              ---------------------------      --------------        -------------  -------------  ------------   ------------

     Allowance for doubtful accounts
                                               --------------        -------------  -------------  ------------   ------------


MONTH:        January - Ending 2/2/97                 504,605                                                          504,605
              ---------------------------      --------------        -------------  -------------  ------------   ------------

     Allowance for doubtful accounts
                                               --------------        -------------  -------------  ------------   ------------

MONTH:        April 1997                              504,605                                                          504,605
              ---------------------------      --------------        -------------  -------------  ------------   ------------

     Allowance for doubtful accounts
                                               --------------        -------------  -------------  ------------   ------------


NOTE:    Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

CASE NAME:     Comptronix Corporation      SCHEDULE OF POST PETITION LIABILITIES
               ----------------------

CASE NUMBER:        396-06840             MONTH ENDED:        4/30/97
                    -----------------                 -------------------------


                                                 DATE             DATE             TOTAL
                                               INCURED            DUE               DUE
                                             -------------   ---------------  ----------------
TAXES PAYABLE
     Federal/State  Income Tax Withholding
                                             -------------   ---------------  ----------------

     FICA
                                             -------------   ---------------  ----------------

     Unemployment Tax
                                             -------------   ---------------  ----------------

     Sales Tax
                                             -------------   ---------------  ----------------

     Personal Property Tax
                                             -------------   ---------------  ----------------

         TOTAL TAXES PAYABLE
                                             -------------   ---------------  ----------------

POSTPETITION SECURED DEBT
                                             -------------   ---------------  ----------------

POSTPETITION UNSECURED DEBT
                                             -------------   ---------------  ----------------

ACCRUED INTEREST PAYABLE
                                             -------------   ---------------  ----------------


TRADE ACCOUNTS PAYABLE & OTHER:
     (list separately*)

     Miscellaneous Accruals                    Various          Various             590,909.00
     --------------------------------------  -------------   ---------------  ----------------


     --------------------------------------  -------------   ---------------  ----------------


     --------------------------------------  -------------   ---------------  ----------------


     --------------------------------------  -------------   ---------------  ----------------


     --------------------------------------  -------------   ---------------  ----------------


     TOTALS                                                                         590,909.00
                                             -------------   ---------------  ----------------




                                                      0-30            31-60           61-90           OVER
                                                      DAYS             DAYS           DAYS          90 DAYS
                                                   ------------     ------------  -------------  --------------
TAXES PAYABLE
     Federal/State  Income Tax Withholding
                                                   ------------     ------------  -------------  --------------

     FICA
                                                   ------------     ------------  -------------  --------------

     Unemployment Tax
                                                   ------------     ------------  -------------  --------------

     Sales Tax
                                                   ------------     ------------  -------------  --------------

     Personal Property Tax
                                                   ------------     ------------  -------------  --------------

         TOTAL TAXES PAYABLE
                                                   ------------     ------------  -------------  --------------

POSTPETITION SECURED DEBT
                                                   ------------     ------------  -------------  --------------

POSTPETITION UNSECURED DEBT
                                                   ------------     ------------  -------------  --------------

ACCRUED INTEREST PAYABLE
                                                   ------------     ------------  -------------  --------------


TRADE ACCOUNTS PAYABLE & OTHER:
     (list separately*)

     Miscellaneous Accruals                          590,909.00
     --------------------------------------        ------------     ------------  -------------  --------------


     --------------------------------------        ------------     ------------  -------------  --------------


     --------------------------------------        ------------     ------------  -------------  --------------


     --------------------------------------        ------------     ------------  -------------  --------------


     --------------------------------------        ------------     ------------  -------------  --------------


     TOTALS                                          590,909.00             -           -              -
                                                   ------------     ------------  -------------  --------------



*    Attach separate page if necessary.

NOTE:    Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

CASE NAME:   Comptronix Corporation            STATEMENT OF INCOME (LOSS)
             ------------------------

CASE NUMBER:     396-06840                  MONTH ENDED:         4/30/97
                 --------------------                   ------------------------


                                                      MONTH          MONTH        MONTH        MONTH         MONTH
                                                   SEPTEMBER       OCTOBER      NOVEMBER     DECEMBER      JANUARY
                                                  -------------   -----------  -------------------------  -----------
NET REVENUE (INCOME)                                  4,658,022     3,345,428      394,765
                                                  -------------   -----------  -----------  ------------  -----------

COST OF GOODS SOLD
    Material                                          3,136,107     3,990,275      311,460
                                                  -------------   -----------  -----------  ------------  -----------

    Labor-Direct                                        646,885       426,149      101,695
                                                  -------------   -----------  -----------  ------------  -----------

    Manufacturing Overhead                            1,016,584       421,596      359,434       181,779
                                                  -------------   -----------  -----------  ------------  -----------

        TOTAL COST OF GOODS SOLD                      4,799,576     4,838,019      772,589       181,779
                                                  -------------   -----------  -----------  ------------  -----------

GROSS PROFIT                                           (141,554)   (1,492,591)    (377,824)     (181,779)
                                                  -------------   -----------  -----------  ------------  -----------

OPERATING EXPENSES
    Selling and Marketing                                                                                          -
                                                  -------------   -----------  -----------  ------------  -----------

    General and Administrative                          461,869       321,931      374,387       105,959      (62,233)
                                                  -------------   -----------  -----------  ------------  -----------

    Other:   Amortization and Misc.                     997,222         1,174      (33,218)      (27,763)
             ------------------------             -------------   -----------  -----------  ------------  -----------

        TOTAL OPERATING EXPENSES                      1,459,091       323,105      341,169        78,196
                                                  -------------   -----------  -----------  ------------  -----------

INCOME BEFORE INTEREST, DEPRECIATION,
    TAXES OR EXTRAORDINARY EXPENSES                  (1,600,645)   (1,815,697)    (718,992)     (259,975)     (62,233)
                                                  -------------   -----------  -----------  ------------  -----------

INTEREST EXPENSE                                         (4,926)      117,062      (85,355)
                                                  -------------   -----------  -----------  ------------  -----------

DEPRECIATION                                            302,589       299,561
                                                  -------------   -----------  -----------  ------------  -----------

LOSS ON SALE OF ASSETS (EST)                          9,854,558                 (1,405,268)
                                                  -------------   -----------  -----------  ------------  -----------

PREFERRED DIVIDENDS (ACCRUAL)                           (49,910)
                                                  -------------   -----------  -----------  ------------  -----------

    NET INCOME                                      (11,702,955)   (2,232,319)     771,631      (259,975)     (62,233)
                                                  -------------   -----------  -----------  ------------  -----------



                                                      MONTH        MONTH        MONTH          FILING
                                                    FEBRUARY       MARCH        APRIL         TO DATE
                                                   -----------  -----------  -----------    ------------
NET REVENUE (INCOME)                                                                          10,548,753
                                                   -----------  -----------  -----------    ------------

COST OF GOODS SOLD
    Material                                                                                   8,879,226
                                                   -----------  -----------  -----------    ------------

    Labor-Direct                                                                               1,402,177
                                                   -----------  -----------  -----------    ------------

    Manufacturing Overhead                                                                     3,444,348
                                                   -----------  -----------  -----------    ------------

        TOTAL COST OF GOODS SOLD                                                              13,725,751
                                                   -----------  -----------  -----------    ------------

GROSS PROFIT                                                                                 (3,176,998)
                                                   -----------  -----------  -----------    ------------

OPERATING EXPENSES
    Selling and Marketing                                                                                             -
                                                   -----------  -----------  -----------    ------------

    General and Administrative                           9,431       35,990  (194,647.16)      1,601,891
                                                   -----------  -----------  -----------    ------------

    Other:   Amortization and Misc.                                                              979,561
             ------------------------              -----------  -----------  -----------    ------------

        TOTAL OPERATING EXPENSES                                                               2,792,911
                                                   -----------  -----------  -----------    ------------

INCOME BEFORE INTEREST, DEPRECIATION,
    TAXES OR EXTRAORDINARY EXPENSES                      9,431       35,990     (194,647)     (6,181,368)
                                                   -----------  -----------  -----------    ------------

INTEREST EXPENSE                                                                                 199,567
                                                   -----------  -----------  -----------    ------------

DEPRECIATION                                                                                     789,752
                                                   -----------  -----------  -----------    ------------

LOSS ON SALE OF ASSETS (EST)                                                                   8,449,290
                                                   -----------  -----------  -----------    ------------

PREFERRED DIVIDENDS (ACCRUAL)                                                                     49,910
                                                   -----------  -----------  -----------    ------------

    NET INCOME                                           9,431       35,990     (194,647)    (15,669,886)
                                                   -----------  -----------  -----------    ------------